                                                                   EXHIBIT 10.40

                            AMENDMENT TO AGREEMENT

This AMENDMENT TO AGREEMENT (the "Amendment") is effective as of    8/31/99
                                                                 -------------
("Effective Date") by and between AvantGo, Inc., with an office at 1700 S. Amphlett Blvd., Suite 300, San Mateo, CA 94402 ("AvantGo"), and McKessonHBOC Corporation ("Licensee"), with an office at One Post Street, San Francisco, CA 94104 ("Licensee").

                                  Background
                                  ----------

AvantGo and Licensee entered into a License Agreement dated October 1, 1998 (the "License Agreement") in which AvantGo licensed certain software to Licensee for Licensee to distribute internally. The parties now wish to amend the License Agreement.

                                   Agreement
                                   ---------

1.  Exhibit B of the License Agreement is hereby replaced by the following:

                                   Exhibit B
                                   ---------


   # of Licenses       Price /       Discount         Maint /           Purchase                    Comments
                       License         Level          Support             Date

------------------------------------------------------------------------------------------------------------------------
     [******]           $[******]       [******]%      [******]%      Aug 30, 1999       Option for [******] unit pricing
------------------------------------------------------------------------------------------------------------------------
     [******]           $[******]       [******]%      [******]%      Dec 31, 1999       Option for future pricing as
                                                                                                  described
------------------------------------------------------------------------------------------------------------------------
     [******]           $[******]       [******]%      [******]%     Within 3 years
------------------------------------------------------------------------------------------------------------------------
     [******]           $[******]       [******]%      [******]%     Within 5 years      If purchase [******] within 3
                                                                                         years, pricing extends to 5
                                                                                                 years
------------------------------------------------------------------------------------------------------------------------
     [******]           $[******]       [******]%      [******]%     Within 5 years      Maintenance/Support capped at
                                                                                               $[******]/year
------------------------------------------------------------------------------------------------------------------------

 . Maintenance and Support cost is based upon current devices pricing tier multiplied by all previously purchased devices.
 . Includes as many AvantGo servers as reasonably necessary.
 . Includes all current and future AvantGo client and server releases.
 . For purposes of audit, number of units will be defined as those which have synced within the 3 months preceding the audit. Any users not counted under this provision will be removed from the system.
 . McKessonHBOC OEM customers will not pay additional license fee to access
  McKessonHBOC enterprise solutions.
 . Pricing terms are for up to 5 years from the Effective Date of this
  Amendment.
 . McKessonHBOC reserves the right to renegotiate.
 . Discount tier applies to other future AvantGo products.

2. If McKessonHBOC decides to resell AvantGo to its customers, McKessonHBOC and AvantGo agree to amend the License Agreement to allow for resale. The resale prices would be subject to this Amendment.

3. Except as so amended, the License Agreement shall remain in full force and effect.

4. Capitalized terms used without definition herein shall have the meaning given them in the License Agreement.

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     IN WITNESS WHEREOF, the parties have executed this Amendment by their qualified representatives effective as of the date first above written.

AvantGo, Inc.                            McKessonHBOC Corporation



Signature: /s/Felix Lin               Signature: /s/Thomas M. Magill
          ----------------------                ----------------------
Name: Felix Lin                       Name: Thomas M. Magil
     ---------------------------            --------------------------
Title: CEO                            Title: VP Logistics Technologies
      --------------------------            --------------------------
Date:  8/31/99                        Date: 8/30/99
     ---------------------------            --------------------------

                                 ATTACHMENT A
                                 ------------

                                AMEX AGREEMENT

     This AMEX Agreement ("Content Agreement") with an effective date of February 16, 2000 ("Effective Date") is entered into between AvantGo, Inc ("AvantGo"), and American Express ("AMEX").

1.   Definitions.
     -----------

"AMEX Channel" means a web page on the AMEX WWW Site that is delivered via the
 ------------
Service to an End User's Handheld Device when the Handheld Device is connected wirelessly, connected through synchronization with such End User's desktop computer or through any other means.

"AMEX Content" means those portions of the trademarks, service marks, other
 ------------
indicia of origin, domain names, URL, copyrighted material and art work owned or licensed by AMEX and any additional information which is developed by or on behalf of AMEX for delivery through the AMEX Channel.

"AMEX WWW Site" means the WWW site operated by or on behalf of AMEX or an AMEX
 -------------
affiliate, which may have links to mirror sites, or contain co-branded sites and successor sites to the foregoing.

"AvantGo Style Guide" means the AvantGo guide which specifies guidelines and
 -------------------
procedures for developing WWW content which is optimized for the small graphics display of Handheld Devices, a copy of which is located at
http://corp.avantgo.com/DevCorner/StyleGuide/ and is incorporated herein by
---------------------------------------------
reference.

"AvantGo WWW Site" means the WWW site operated by AvantGo at
 ----------------
http://avantgo.com/channels/ and any successor site thereto.

"AMEX End Users" means any party that uses a Handheld Device to access the AMEX
 ---------------
Content.

"Confidential Information" of a party means any information, including
 ------------------------
information about technologies, business strategies, distribution activities, product features, methodologies, demographics, and usage patterns, disclosed by that party to the other party pursuant to this Content Agreement, subject to the exceptions in Section 6.2 below."

"Download AvantGo Icon" means the link on the AMEX WWW Site to the AvantGo WWW
 ---------------------
Site where users of such site may successfully download AvantGo software for use in connection with AvantGo Service.

"End User" means any party that uses a Handheld Device and accesses the Service.
 --------

"Handheld Device" means any device that is able to receive or store information
 ---------------
including, but not limited to, Palm OS devices, Windows CE devices, cell phones, pagers, smartphones and other devices, whether wireless, wireline or requiring cradle synchronization.

"Licensed Materials" means the AvantGo trademarks and Icons (as defined in
 ------------------
Section 2.2(ii) below).

"Promotion" shall have the meaning ascribed to it in Section 3.3 herein.
 ---------

"Service" means the service provided by AvantGo to users of Handheld Devices
 -------
facilitating the delivery of content to users.

"Subscribe to Channel" means a web page on the AMEX WWW Site where users of that
 --------------------
page can subscribe to the Service.

"URL" means Universal Resource Locator.
 ---

"WWW" means the part of the Internet commonly known as the World Wide Web.
 ---

2.   License Grants.
     --------------

     2.1.  Content License.  Subject to the terms and conditions of this Content
           ---------------
Agreement, AMEX hereby grants AvantGo a nonexclusive, non-transferable, revocable, worldwide license to use, copy (including, without limitation, caching for performance purposes), perform, display and redistribute the AMEX Content solely for purposes of providing the Service and AMEX Content to an unlimited number of End Users. AvantGo may, with prior written consent from AMEX, display the AMEX Channels through the Service under the brand of a third party or co-branded with such third party.

     2.2  Trademark License.
          -----------------

          (i) By AMEX.  Subject to the terms and conditions of this Content
              -------
Agreement, AMEX hereby grants AvantGo a nonexclusive, non-transferable, revocable, worldwide license to use AMEX's trademarks, trade names and logos set forth on Exhibit A (the "AMEX Trademarks") solely in connection with the display
         ---------
of AMEX Channels through the Service and the marketing of the AMEX Content and AMEX Channels. Notwithstanding any other provision of this Content Agreement to the contrary, AvantGo shall not have the right to use AMEX Trademarks or to refer to AMEX directly or indirectly, in connection with any product, promotion or publication without the prior written approval of AMEX. Any prior consent of use or reference may be revoked by AMEX at any time with immediate effect. AvantGo shall comply with any usage guidelines which may be provided to AvantGo by AMEX from time to time. AvantGo shall not challenge AMEX's ownership of AMEX Trademarks or use or adopt any trademarks which might be confusingly similar to such AMEX Trademarks.

          (ii) By AvantGo.  Subject to the terms and conditions of this Content
               ----------
Agreement, AvantGo hereby grants to AMEX a nonexclusive, non-transferable, revocable, worldwide license to (i) display the "Download AvantGo" icon on the AMEX WWW Site for the purpose of linking AMEX WWW Site users to that portion of the AvantGo WWW Site where such users may download AvantGo software for use in connection with the Service and (ii) display the "Subscribe to Channel" icon on the AMEX WWW Site to enable End Users to subscribe to the AMEX WWW Site as an AMEX Channel (collectively the "AvantGo Icons"). AMEX shall comply with any
                                -------------
usage guidelines which may be provided to AMEX by AvantGo from time to time, and upon request by AvantGo, shall furnish AvantGo with samples of AMEX's usage of such AvantGo Icons. Notwithstanding any other provision of this Content Agreement to the contrary, AMEX shall not have the right to use AvantGo Icons or to refer to AvantGo directly or indirectly, in connection with any product, promotion or publication without the prior written approval of AvantGo. Any prior consent of use or reference may be revoked by AvantGo at any time with immediate effect. AMEX shall not challenge AvantGo's ownership of such AvantGo Icons or use or adopt any trademarks which might be confusingly similar to such AvantGo Icons.

     2.3  Restrictions. Neither party shall have the right to sublicense any of
          ------------
the rights granted to such party in this Section 2; provided, however, that AMEX End Users shall have the right to copy and use the AMEX Content on such AMEX End User's Handheld Device solely for personal use. AMEX shall not rent, lease, reproduce, modify, translate, or create derivative works of the Licensed Materials. AvantGo reserves all rights in the Licensed Materials which are not expressly granted to AMEX in this Content Agreement.

     2.4. Proprietary Notices.  The parties agree they will not remove any
          -------------------
copyright or other proprietary rights notices from the other party's trademarks or the Licensed Materials.

     2.5 AMEX shall be allowed to deliver an unlimited amount of AMEX Content via the AMEX Channel to an unlimited number of users during the period in which AMEX has paid the AvantGo.com Network Access and Maintenance Fee identified in the Agreement.

3.   Obligations of AMEX.
     -------------------

     3.1  Contacts.  AMEX shall designate one person who shall be the exclusive
          --------
point of contact with AvantGo with respect to all technical issues hereunder ("Technical Contact"), and one person who shall be the exclusive point of
  -----------------
contact with AvantGo with respect to all marketing issues hereunder ("Marketing
                                                                      ---------
Contact"). The Technical Contact and Marketing Contact are set forth on Exhibit
-------                                                                 -------
A.  AMEX will have the right to change the Technical Contact or the Marketing
-
Contact upon prior notice to AvantGo.

     3.2  Content Development and Change.  AMEX shall use its commercially
          ------------------------------
reasonable efforts to develop and make AMEX Content available to End Users. AMEX will ensure that the URL links developed for the Service to access the AMEX Content are only accessible via the AvantGo browser and by no other third party browser. The procedure for ensuring compliance with this requirement is described in the Style Guide. AMEX shall provide AvantGo with reasonable advance notice of any changes in the AMEX Content. AMEX will be solely responsible for developing and formatting the AMEX Content.

     3.3  Promotions  AMEX shall promote the AMEX Channel and the Service
          ----------
through various promotional programs and channels as the parties shall mutually agree ("Promotions"). All marketing and other promotional materials (including without limitation, solicitation, fulfillment, customer service and retention materials) developed hereunder in connection with any Promotion shall be referred to as "Promotional Material." In the event of a disagreement, AMEX shall have the final controlling rights on all marketing and promotion of the AMEX Content or AMEX Channels (including but not limited to presentation, copy, format, design, script development (etc.) so long as such marketing and promotion do not violate any contracts, laws or regulations. The timing and scope (i.e. size and frequency) of all Promotions will be mutually approved by both parties, which approval shall not unreasonably be withheld. AMEX may, at its option, promote the AMEX Channel or Service through one or more Programs described in Exhibit B to "Attachment A" herein.

     3.4. Press Release: AMEX shall issue a press release, mutually agreeable to
          -------------
the parties, within 30 days following the date on which AMEX Channels are generally made available commercially.

     3.5. AMEX Warranties: AMEX represents and warrants to AvantGo that (i) the
          ---------------
AMEX Content shall not contain libelous, defamatory obscene, pornographic or profane material or any instructions that may cause harm to any individuals;
(ii) the AMEX Content may be reproduced, used, converted into digital or other electronic media, displayed, and distributed as contemplated by this Content Agreement without violating or infringing the rights of any other person or entity, including, without limitation, infringing any copyright, trademark or right of privacy, or any other intellectual or industrial property right, title or interest of any party, and without obligating AMEX to pay any fees to third parties; (iii) it will obtain all rights, permissions and approvals from any third party (including but not limited to electronic reproduction rights necessary for use of the AMEX Content in connection with the AMEX Channel); and
(iv) the AMEX Content provided to AvantGo is accurate to the best of AMEX's knowledge and may be relied upon as such by any third party; and (v) it will pay or cause to be paid royalties, fees or other compensation due to third parties in connection with the exploitation of the AMEX Content in the manner contemplated by this Content Agreement. EXCEPT AS SET FORTH IN THIS CONTENT AGREEMENT, AMEX MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

4.   Obligations of AvantGo.
     ----------------------

     4.1  Joint Marketing. AMEX and AvantGo will use commercially reasonable
          ---------------
efforts to participate in Promotions with respect to the promotion of the AMEX Channel and the Service.

     4.2. User Reporting. At AMEX's request, at each calendar month-end, AvantGo
          --------------
will provide AMEX with the total number of unique End Users who have subscribed to AMEX Channel. Upon mutual agreement of the parties, AvantGo shall provide AMEX with such other reports and at such times and in such formats as AMEX may reasonably request from time to time.

     4.3  Linking. AvantGo will enable End Users to subscribe to the AMEX
          -------
Channel from the AvantGo WWW Site. AvantGo will have no obligation to list, and will have the right to remove from such list, in AvantGo's sole discretion, AMEX Channels that do not conform to the AvantGo Style Guide; provided, however, that prior to such removal, AvantGo will notify AMEX in writing, and AMEX will have thirty (30) days to conform the AMEX Channel to the AvantGo Style Guide. AvantGo may restrict or prevent access to the AMEX Content, the AMEX WWW Site and/or the AMEX Channel (and, at AvantGo's option, immediately terminate this Content Agreement), if any portion thereof (i) involves the transmission of "junk mail", "spam", "chain letters", or unsolicited mass distribution of email; (ii) distributes or allows access to corporate or Intranet information that is not generally made available for free to users of the WWW, unless access to such information is available to subscribers to or enrollees in a service provided by AMEX; or (iii) is otherwise inappropriate for inclusion in the Service in the reasonable judgement of AvantGo.

     4.4. Technical Support. AvantGo will provide the following technical
          -----------------
support to AMEX: electronic mail support to the Technical Contact with respect to the development of AMEX Content during normal business hours within twenty-four hours of such request.

     4.5  Audit by AMEX. AMEX shall have the right, during normal business hours
          -------------
and upon reasonable notice to visit AvantGo's premises and operation center for the purpose of evaluating AvantGo's performance of its obligations under this Agreement. Furthermore, AMEX shall have the right to perform data security review of AvantGo's security controls as they relate to the physical security and protection of AMEX Confidential data/system access.

     4.6  Channel Inaccessibility. From the time that AvantGo becomes aware that
          -----------------------
AMEX End Users are not able to access the AMEX Channel, AvantGo will use reasonable efforts to notify AMEX of such condition within 1 hour. Furthermore, to the extent the problem is caused by a failure with the Service, AvantGo will undertake reasonable efforts to promptly restore the Service to full operation.

5.   Ownership:
     ----------

     5.1. By AMEX.
          --------

     5.1.1. AMEX shall have all rights and interest to personally identifiable information provided by AMEX End Users (including without limitation such information of Cardmembers and AMEX customers) during such user's use of or access to the AMEX Content or the AMEX Channel or resulting from such user's use of or access to the AMEX Content or the AMEX Channel ("AMEX User Data"). ("Cardmembers" means a holder of a charge, credit, debit, bank, stored value, procurement, travel or smart card issued by AMEX, its affiliates or its licensees). AvantGo (i) shall not solicit AMEX End

Users (including without limitation AMEX customers or Cardmembers) based upon their status as an AMEX End User or otherwise based upon their status as an AMEX customer or Cardmember. Notwithstanding the foregoing, nothing in this Content Agreement shall prevent AvantGo from using any and all data and information provided by users during such user's use of or access to those portions of the Service unrelated to the AMEX Channel or the AMEX Content, and AvantGo may market product and services to its own customers and potential customers provided that (A) in any such marketing, such customer is not identified in any manner as an AMEX Customer or Cardmember and (B) the source of the information used by AvantGo to target such customer or potential customer is not the AMEX User Data. Nothing in this Content Agreement shall grant to any other party any right, title or interest therein, except the license granted to AvantGo to use, or authorize others to use the AMEX Content in connection with the AMEX Channel, and in accordance with the terms of this Content Agreement.

     5.1.2. AvantGo acknowledges that AMEX shall be the sole and exclusive owner of the AMEX Content and the AMEX WWW Site, including, but not limited to, all associated trademarks and copyrights thereto. Except as expressly provided herein, nothing in this Content Agreement shall confer in AvantGo any right of ownership in, or license to, the AMEX Content or AMEX WWW Site, nor other intellectual property rights pertaining thereto. AvantGo shall not challenge AMEX's ownership of such trademarks or related intellectual property rights. AvantGo shall keep the AMEX Content and the AMEX Trademarks free and clear of all claims, liens and encumbrances.

     5.2. By AvantGo.  AvantGo shall own all right, title and interest in and to
          ----------
the Licensed Materials, and all intellectual property rights pertaining thereto. Except as expressly provided herein, nothing in this Content Agreement shall confer in AMEX any right of ownership in, or license to, the Licensed Materials nor other intellectual property rights pertaining thereto. AMEX shall not challenge AdvantGo's ownership of such Licensed Materials or related intellectual property rights. AMEX shall keep the Licensed Materials free and clear of all claims, liens and encumbrances.

     5.3. Survival.  The terms of Section 5 shall survive the termination or
          --------
expiration of this Content Agreement.

6.   Proprietary Rights and Confidential Information.
     -----------------------------------------------

     6.1  Nondisclosure.  Each party shall treat as confidential all
          -------------
Confidential Information of the other party, shall not use such Confidential Information except as set forth herein, and shall use reasonable efforts not to disclose such Confidential Information to any third party. Without limiting the foregoing, each of the parties shall use at least the same degree of care which it uses to prevent the disclosure of its own confidential information of like importance to prevent the disclosure of Confidential Information disclosed to it by the other party under this Content Agreement. Each party shall promptly notify the other party of any actual or suspected misuse or unauthorized disclosure of the other party's Confidential Information.

     6.2. Exceptions.  Notwithstanding the above, neither party shall have
          ----------
liability to the other with regard to any Confidential Information of the other which the receiving party can prove: (a) was in the public domain at the time it was disclosed or has entered the public domain through no fault of the receiving party; (b) was known to the receiving party, without restriction, at the time of disclosure; (c) is disclosed with the prior written approval of the disclosing party; (d) was independently developed by the receiving party without any use of the Confidential Information; (e) became known to the receiving party, without restriction, from a source other than the disclosing party, without breach of this Content Agreement by the receiving party and otherwise not in violation of the disclosing party's rights; (f) is disclosed generally to third parties by the disclosing party without restrictions similar to those contained in this Content Agreement; or (g) is disclosed pursuant to the order or requirement of a court, administrative agency, or other governmental body; provided, however, that the receiving party shall provide prompt notice thereof to the disclosing party to enable the disclosing party to seek a protective order or otherwise prevent or restrict such disclosure.

     6.3. Return of Confidential Information.  Upon expiration or termination
          ----------------------------------
of this Content Agreement, each party shall return all Confidential Information received from the other party within 30 days of receipt of a request requesting the return of such Confidential Information

     6.4. Remedies.  Any breach of the provisions in this Section 6 is a breach
          ---------
of this Content Agreement which may cause irreparable harm to the non-breaching party. Any such breach shall entitle the non-breaching party to injunctive relief in addition to all legal remedies.

     6.5. Survival.  The terms of Section 6 shall survive the termination or
          --------
expiration of this Content Agreement.

7.   Representations and Warranties:  The parties represent and warrant that:
     ------------------------------

     7.1 each has the full corporate right, power and authority to enter into this Content Agreement and to perform the acts required of it hereunder;

     7.2 their trademarks described herein do not infringe any third party trademark rights;

     7.3 they have not granted any rights with respect to the trademarks to any third party which grant is inconsistent with the rights granted under this Amendment.

8.   Indemnity.
     ----------

     8.1. By AMEX:  AMEX agrees to defend and/or handle at its own expense, any
          -------
claims or actions against AvantGo, its parent company, subsidiaries and affiliates for actual or alleged (i) infringement of any intellectual or industrial property right, including, without limitation, trademarks, service marks, patents, copyrights, misappropriation of trade secrets or any similar proprietary rights, based upon the AMEX Content furnished hereunder by AMEX or based on AvantGo's use thereof. AMEX further agrees to indemnify and hold AvantGo harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) associated with any such claims or actions. AMEX shall have the right to conduct the defense of any such claims or actions and all negotiations for its settlement or compromise; provided, however, that AMEX may participate in such defense or settlement negotiations and pay its own costs associated therewith.

     8.2. By AvantGo:  AvantGo agrees to defend and/or handle at its own
          ----------
expense, any claims or actions against AMEX, its parent company, subsidiaries and affiliates for actual or alleged (i) infringement of any intellectual or industrial property right, including, without limitation, trademarks, service marks, patents, copyrights, misappropriation of trade secrets or any similar proprietary rights, based upon Licensed Material furnished hereunder by AvantGo or based on AMEX's use thereof. AvantGo further agrees to indemnify and hold AMEX harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) associated with any such claims or actions. AvantGo shall have the right to conduct the defense of any such claims or actions and all negotiations for its settlement or compromise; provided, however, that AMEX may participate in such defense or settlement negotiations and pay its own costs associated therewith.

     8.3. Disclaimer of Warranties.  EXCEPT WITH RESPECT TO THE INDEMNITY
          ------------------------
OBLIGATIONS HEREIN, AVANTGO PROVIDES THE LICENSED MATERIALS "AS IS." THE PARTIES MAKE NO PROMISES, REPRESENTATIONS OR WARRANTIES, EITHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE UNDER THIS CONTENT AGREEMENT, AND THE PARTIES SPECIFICALLY DISCLAIM ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS.

     8.4. Survival.  The terms of this Section 8 shall survive the termination
          --------
or expiration of this Content Agreement.

9.   Limitation of Liability.
     -----------------------

     9.1 IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY LOST PROFITS, LOSS OF BUSINESS, INTERRUPTION OF BUSINESS, LOSS OF USE, OR LOSS OF DATA, OR FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, UNDER OR ARISING OUT OF THIS CONTENT AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     9.2. NEITHER PARTY HERETO (THE "LIABLE PARTY") SHALL HAVE AN AGGREGATE LIABILITY TO THE OTHER PARTY FOR DIRECT DAMAGES ARISING IN CONNECTION WITH THIS CONTENT AGREEMENT, REGARDLESS OF THE FORM OF ACTION GIVING RISE TO SUCH LIABILITY (WHETHER IN CONTRACT, TORT OR OTHERWISE), THAT SHALL EXCEED 80% OF THE TOTAL ANNUAL AVANTGO.COM NETWORK ACCESS AND MAINTENANCE FEE FOR THE YEAR IN WHICH THE EVENT TRIGGERING DISPUTE FIRST OCCURS. By way of example, during the first year of this Content Agreement, the liability cap shall $520,000 calculated as follows: ($650,000) x (0.8).

     9.3. THE LIMITATION SET FORTH IN SECTION 9.2. ABOVE SHALL NOT APPLY TO DAMAGES ARISING DIRECTLY FROM (i) BREACH OF THE LIABLE PARTY OF OBLIGATIONS UNDER SECTIONS 6 AND 8 HEREOF, (ii) A NON-AFFILIATED THIRD PARTY CLAIM OR (iii) THE INTENTIONAL MISCONDUCT OR GROSSLY NEGLIGENT ACT OR OMISSION OF THE LIABLE PARTY IN THE COURSE OF THE PERFORMANCE OF ITS DUTIES OR OBLIGATIONS UNDER THIS CONTENT AGREEMENT.

     9.4. Survival: The terms of this Section 9 shall survive termination or
          ---------
expiration of this Content Agreement.

10.  Term and Termination.
     --------------------

     10.1.  Term.  Unless earlier terminated in accordance with the terms
            ----
hereof, the term of this Content Agreement and the licenses granted hereunder shall commence on the Effective Date and shall have an initial term of one year and, thereafter, shall continue for additional successive one (1) year renewal periods unless and until either party provides the other party written notice of its intention to terminate at least thirty (30) days prior to the expiration of initial term or the then-current renewal period.

     10.2.  Early Termination.
            -----------------

     10.2.1 Either Party shall have the right to terminate this Content Agreement (i) in the event the other party is in default of one or more material obligations under this Content Agreement and has not cured the default within thirty (30) days of receipt of written notice from the non-breaching party or such longer period as expressly provided herein; or (ii) with immediate effect:
(a) upon the institution by the other party of proceedings to be adjudicated a bankrupt, insolvent, or the consent by the other party to institution of bankruptcy or insolvency proceedings against it or the filing by the other party of a petition or answer or consent seeking reorganization or release under the Federal Bankruptcy Code, or any other applicable Federal or state law, or the consent by the other party to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, or similar official of the other party or of any substantial part of its property, or the making by the other party of an assignment for the benefit of creditors, or the admission in writing by the other party of an assignment for the benefit of creditors, or the admission in writing by the other party of its inability to pay its debts generally as they become due or the taking of corporate action by the other party in furtherance of any such actions; (b) if, within 60 days after the commencement of an action against the other party seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future law or regulation, such action shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of the other party stayed, or if the stay of any such order or proceeding shall thereafter be set aside; or if, within 60 days after the appointment without the consent or acquiescence of the other party of any trustee, receiver or liquidator or similar official of the other party, or of all or any substantial part of the property of the other party, such appointment shall not have been vacated.

     10.2.2. In the event (a) of a sale or distribution of all of substantially all of the assets of AvantGo or a sale or distribution of sufficient stock (other than pursuant to a public offering) of AvantGo to effect a change in control or (b) that AvantGo or its affiliate enters into the business of providing financial services or provides financial product or service substantially similar to any of the AMEX' financial products or services, AMEX may, in its sole discretion, terminate this Content Agreement immediately. In the event that AMEX terminates this Content Agreement pursuant to the preceding sentence of this Section, AvantGo shall reimburse AMEX for reasonable out-of pocket expenses incurred in transferring the AMEX Channel to another vendor of AMEX or to AMEX itself. With AMEX's approval, which shall not be unreasonably withheld, AvantGo may negotiate transfer expenses on behalf of AMEX with another vendor to ensure the reasonableness of the expenses. With AMEX' approval, AvantGo may provide components of the transfer.

                         EXHIBIT A  (to ATTACHMENT A)

1.  AMEX Trademarks.
    ---------------


2.  Technical Contact (please include email, phone, fax and mailing address).
    ------------------------------------------------------------------------


3.  Marketing Contact. (please include email, phone, fax and mailing address).
    -----------------  ------------------------------------------------------


4.  Description of Channel(s)
    ----------------------


5.  AMEX WWW Site.
    -------------

                          EXHIBIT B (TO ATTACHMENT A)
                          ---------------------------

                                 ATTACHMENT B
                                 ------------


                        PROFESSIONAL SERVICES AGREEMENT


     THIS PROFESSIONAL SERVICES AGREEMENT ("PSA") with an effective date of February 16, 2000 ("Effective Date"), is entered into between AvantGo, Inc ("AvantGo"), and American Express ("Client").

1.   PROJECTS; STATEMENTS OF WORK

     a. Services will be provided to Client upon written request by Client for such services, as the parties may agree upon from time to time in a Statement of Work (as defined below) (the "Services") in accordance with Schedule A hereto.

     b. Each project to be performed by AvantGo will be described in a statement of work ("Statement of Work") that must be signed by both parties to be effective. Each Statement of Work will be subject to the terms of this PSA. In the event of any conflict or inconsistency between the terms of this PSA and any Statement of Work, the terms of the Statement of Work will prevail.

     c. Each Statement of Work will include: (i) the start date and estimated duration of the project; (ii) a description of the project and the Services to be performed by AvantGo; (iii) the daily rates or project rate for the project; and (iv) such other information as may be agreed to by the parties as well as those items identified in Schedule B hereto.

     d. Client may, at any time, by written notice to AvantGo, request changes to a Statement of Work. AvantGo will provide Client with an estimate of the impact, if any, of such requested change on the payment terms, completion schedule and any other applicable provision of the Statement of Work. If the parties mutually agree to such changes, upon the request of Client, a written description of the agreed change (a "Change Authorization") will be prepared which both parties must sign. In the event of any conflicts or inconsistency, the terms of a Change Authorization prevail over those of the Statement of Work.

2.   PAYMENT FOR SERVICES AND REIMBURSABLE EXPENSES

     Client shall pay AvantGo as specified in the applicable Statement of Work. In addition to the rates described in the applicable Statement of Work, Client shall reimburse AvantGo for:

     a. In the event that any travel is required in connection with any Services, Client agrees to pay all costs reasonably incurred by AvantGo's personnel in connection with such Services (including, but not limited to, costs of travel, ground transportation, lodging, and meals) associated with such training or consulting. AvantGo shall maintain records of its expenses and reimbursable items pertaining to Services on a generally recognized accounting basis; these records shall be made available to Client upon request.

     b. Charges for all long distance telephone calls incurred in providing Services hereunder while travelling in connection with this PSA.

     c.   The actual cost of all written document reproduction.

     d. Subject to the prior written approval of Client, purchase costs or license fees for any third party software tools required to provide Services hereunder. Such purchases and licenses shall become the property of Client upon completion of Services rendered pursuant to the applicable Statement of Work. For each Statement of Work, and as such expenses are identified, AvantGo shall submit to Client an estimate of all expected third party costs.

     Unless otherwise provided in the Master Agreement between the parties, all fees and reimbursable expenses shall be invoiced by AvantGo to Client on a monthly basis and Client will pay such invoices within thirty (30) days after date of invoice.

3.   TERM

     The initial term of this PSA shall be for the balance of the calendar year in which it was executed, and shall thereafter be automatically renewed for successive terms of one calendar year each unless earlier terminated as hereinafter provided or unless either party gives the other written notice of non-renewal at least 30 days prior to the end of the initial term or any renewal term.

4.   CONFIDENTIALITY; OWNERSHIP OF DEVELOPMENTS

     a. AvantGo will treat the terms of this PSA as Confidential Information, as further described in Exhibit B hereto.

     b. AvantGo (i) shall use Confidential Information only in connection with AvantGo's performance of its obligations under a Statement of Work, and (ii) will not disclose Confidential Information except to AvantGo's employees, agents, and contractors who have first agreed to be bound by the terms and conditions of this Section and who have a need to know such Confidential Information in connection with the performance of AvantGo's obligations under this PSA or any Statement of Work and then only to the extent they need to know AvantGo shall be responsible and liable for any unauthorized disclosure, publication or dissemination by any of AvantGo's employees, agents or contractors of any Confidential Information. This Section does not apply to any information that (a) AvantGo can demonstrate that it possessed prior to the date of this PSA without obligation of confidentiality, (b) AvantGo develops independently without use of any confidential information, (c) AvantGo rightfully receives from a third party without any obligation of confidentiality to such third party, (d) is or becomes publicly available without breach of this PSA, or (e) must be disclosed as required under applicable law or regulation; provided however, that AvantGo must give Client reasonable notice prior to such disclosure and shall reasonably cooperate, at Client's expense, with any efforts requested by Client to limit the nature or scope of the disclosure.

     c. AvantGo shall not remove from Client's premises the original or any reproduction of any notes, memoranda, files, records, writings or other documents, whether on tangible or electronic media, containing any Confidential Information or any document prepared by or on behalf of AvantGo which contains or is based on any Confidential Information ("Documents"), without the prior written consent of an authorized representative of Client, and any such Documents in AvantGo's possession or under its custody or control shall be immediately turned over to Client or certify as having been destroyed upon the request of Client or the termination of this PSA.

     d. As used herein "Developed Materials" shall mean, hereunder, all inventions, methods, techniques, works of authorship, computer software, computer upgrades, computer programs, service providers, vendors information, training materials, telemarketing scripts, computer screens reports, data, any proprietary or confidential information made, created, developed or written in accordance with the activities contemplated hereunder. In the event any Developed Material (i) is fully paid for, or created by Client, or on behalf of Client, and AvantGo has not provided material creative or developmental input therein (including without limitation provision of proprietary or confidential information), then such Developed Material shall be deemed the sole property of Client and any use thereof by AvantGo shall required consent thereto by Client;
(ii) is substantially paid by, or substantially created by or on behalf of Client and AvantGo has had a material creative or developmental input therein (including without limitation provisions of proprietary or confidential information), then such Developed Material shall be deemed the property of Client with AvantGo having an non-exclusive, nontransferable and royalty-free right of use thereof; (iii) is substantially paid by, or substantially created by or on behalf of AvantGo and Client has had material creative or developmental input therein (including without limitation provision of proprietary or confidential information), then such Developed Material shall be deemed the property of AvantGo with Client having a non-exclusive, nontransferable and royalty-free right of use thereof; and (iv) is fully paid for, or created by AvantGo, or on behalf of AvantGo, and Client has not provided material creative or developmental input therein (including without limitation provision of proprietary or confidential information), then such Developed Material shall be deemed the sole property of AvantGo and any use thereof by Client shall require consent thereto by AvantGo.

     e    Notwithstanding anything to the contrary in this PSA, Client shall own the specifications and all interface modules created by Client or any of its third party contractors.

     f. All Developed Material shall be deemed Confidential Information as defined in this PSA.

     g    Nothing herein shall be construed to restrict, impair or deprive
AvantGo or Client of any of their respective rights or proprietary interests in technology, software, or products that existed prior to and independent of the performance of their respective obligations hereunder.

6. INSURANCE AvantGo shall, at its own expense, obtain and maintain the following insurance:

     a. Commercial General Liability, with coverage including but not limited to, premises/operations, contractual, personal and advertising injury, and products/completed operations liabilities, with limits of not less than

$1,000,000 per occurrence for bodily injury and property damage combined. Limits of liability requirements may be satisfied by a combination of Commercial General Liability and Umbrella Excess Liability policies.

     b.   Workers' Compensation insurance for statutory limits.

     c. AMEX will be named as an additional insured for the coverage components identified in this Section 6.

7.   TERMINATION

     a. Either party may terminate Services under any Statement of Work, but only for the causes and in the manner set forth therein and, in the case of termination by Client, upon payment of the amount set forth in the Statement of Work for work completed.

     b. Either party may terminate this entire PSA prior to its expiration date, without cause, without penalty and without liability for damages as a result of such termination by giving the other party at least thirty (30) days prior written notice of termination; provided, that this PSA shall continue in force as to any outstanding Statements of Work unless and until the Services contemplated by the same are completed or the same are terminated in accordance with their terms.

     c. Upon termination of a Statement of Work then in process, Client shall only be liable for payment of fees earned as a result of Services actually performed under such Statement of Work prior to the date of termination.

8.   WARRANTIES

     8.1. AvantGo warrants that all Services shall be performed in a workmanlike manner and according to the applicable description and requirements for such Services as set forth in the applicable Statement of Work, and without infringing any law, rule, regulation, United States or foreign copyright, patent, trade secret or other proprietary rights of any third party.

     8.2. THE ABOVE WARRANTY IS IN LIEU OF ALL OTHER EXPRESS OR IMPLIED WARRANTIES, INCLUDING THE WARRANTIES OF, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR IMPLIED WARRANTIES ARISING OUT OF COURSE OF PERFORMANCE, DEALING, USAGE OR TRADE, RELATED TO THIS PSA, THE TRANSACTIONS CONTEMPLATED HEREBY, THE SERVICES AND THE DEVELOPMENTS.

     8.3. Survival.  The terms of this Section 8 shall survive the termination
          --------
or expiration of this PSA.

9.   LIMITATION OF LIABILITY

     9.1. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR